Exhibit 10.3

Exhibit 10.3 THIRD REAFFIRMATION OF GUARANTY AGREEMENT The undersigned ("Guarantors") have executed and delivered to BANKWELL BANK (the "Lender") one or more guaranty agreement(s) pursuant to the Unlimited Guaranty of Guarantors dated December 18, 2014, as reaffirmed by Reaffirmation of Amendment to Guaranty Agreement dated March 15, 2016, as reaffirmed by Second Reaffirmation of Guaranty Agreement dated February 8, 2017 (the "Guaranty") pursuant to which Guarantors absolutely and unconditionally, jointly and severally, guaranty the repayment of all of the obligations and liabilities of SACHEM CAPITAL CORP. (the "Borrower") to Lender as described in the Guaranty, pursuant to the Second Amended and Restated Commercial Revolving Loan and Security Agreement, of even date herewith (the "Loan Agreement"). On the date hereof, pursuant to the Modification to Second Amended and Restated Commercial Revolving Loan and Security Agreement of even date herewith, Lender has agreed to continue to make additional loans, advances or credit facilities (collectively, the "Obligations") available to Borrower on the condition that Guarantors reaffirm their absolute and unconditional joint and several guaranty of the existing liabilities and obligations as described in the Guaranty and agrees to guaranty such Obligations of Borrower to Lender. In consideration for Lender's agreement to provide the Obligations, the undersigned Guarantors acknowledge and agree as follows: (i) All of the obligations of Guarantors to Lender as described in that certain Guaranty remain in full force and effect and the obligations of Guarantors under the Guaranty shall include, without limitation, the repayment of all Obligations of Borrower to Lender. All such obligations of Borrower will be absolutely and unconditionally guaranteed by Guarantors in accordance with the terms of the Guaranty. (ii) Guarantors hereby make for the benefit of Lender each of the representations and warranties set forth in the Guaranty on the date hereof. (iii) Guarantors consent to the execution and delivery of any Loan Documents (as defined in the Loan Agreement) entered into by and between Borrower and Lender relating to the Obligations. (iv) Guarantors confirm that any collateral provided, if any, to secure their guaranteed obligations shall continue unimpaired and in full force and effect, and shall cover and secure Guarantors' existing and future guaranteed obligations to Lender. (v) At any time and from time to time, promptly upon the request of Lender, each Guarantor shall furnish to Lender all information requested by Lender and relating to any Guarantor or the business, operations, assets, affairs or condition of any Guarantor, including, without limitation, verification of liquidity on an ongoing basis. (vi) Guarantors hereby reaffirm and restate their absolute and unconditional joint and several guaranty of, and agreement to become surety for, the full and prompt payment and performance of the obligations and liabilities of Borrower described in the Guaranty as if it were primarily liable and obligated thereunder, as well as any and all Obligations of Borrower to Lender, whether now existing or hereafter arising. REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGE FOLLOWS

 In WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has executed and delivered this Third Reaffirmation of and Amendment to Guaranty Agreement on the '30th day of June 2017. SIGNED, SEALED AND DELIVERED GUARANTORS: IN THE PRESENCE OF (AS TO ALL): Name: LISA A. SCALISE NAME: Rita Davis John L. Villano, Individually Jeffrey C. Villano, Individually JJV, LLC, a Connecticut limited liability company By: Name: Jeffrey C. Villano Its: Manager By: Name: John C. Villano Its: Manager - 2 -

 STATE OF CONNECTICUT ) ) ss: Branford COUNTY OF NEW HAVEN ) Before me, the undersigned, this 29th day of June 2017, personally appeared John L. Villano, signer and sealer of the foregoing instrument and acknowledged the same to beh is free act and deed, before me. Name: Lisa A. Scalise, ESQ Commissioner of the Superior Court Notary Public My Commission Expires: STATE OF CONNECTICUT) ) ss: Branford COUNTY OF NEW HAVEN) Before me, the undersigned, this 29th day of June 2017, personally appeared, Jeffrey C. Villano signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed, before me. Name: Lisa A. Scalise, ESQ Commissioner of the Superior Court Notary Public My Commission Expires: - 3 -

STATE OF CONNECTICUT) ) ss: Branford COUNTY OF NEW HAVEN) Before me, the undersigned, 29th day of June 2017, personally appeared Jeffrey C. Villano, known to me to be a Manager of JJV, LLC, a Connecticut limited liability company, and that he as such Manager, acknowledged the execution of the foregoing instrument to be his free act and deed as such Manager and the free act and deed of said limited liability company, before me. Name: Lisa A. Scalise, ESQ Commissioner of the Superior Court Notary Public My Commission Expires: STATE OF CONNECTICUT) ) ss: Branford COUNTY OF NEW HAVEN) Before me, the undersigned 29th day of June 2017, personally appeared John L. Villano, known to me to be a Manager of JJV, LLC, a Connecticut limited liability company, and that he as such Manager, acknowledged the execution of the foregoing instrument to be his free act and deed as such Manager and the free act and deed of said limited liability company, before me. Name: Lisa A. Scalise, ESQ Commissioner of the Superior Court Notary Public My Commission Expires: - 4 -